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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                ______________


Date of Report (Date of earliest event reported):  March 12, 2002


                             MYRIAD GENETICS, INC.
            (Exact name of registrant as specified in its charter)


 Delaware                     0-26642                      87-0494517
------------------         ---------------------          --------------------
 (State or other              (Commission                  (IRS Employer
 jurisdiction of              File Number)                 Identification No.)
 incorporation)                                            xx-xxxxxxx

                                320 Wakara Way
                          Salt Lake City, Utah 84108
              __________________________________________________
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (801) 584-3600


         _____________________________________________________________
         (Former name or former address, if changed since last report)

                               Page 1 of 4 pages
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Item 5.  Other Events.

     On March 12, 2002, the Registrant publicly disseminated a press release announcing that the Registrant has formed a drug discovery collaboration with Abbott Laboratories to identify novel genes and drug targets for the diagnosis and treatment of depression. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     99.1   The Registrant's Press Release dated March 12, 2002.

                               Page 2 of 4 pages
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Myriad Genetics, Inc.
                                    ---------------------
                                    (Registrant)



Date: March 12, 2002                By: /s/ Peter D. Meldrum
                                        -----------------------
                                        Peter D. Meldrum
                                        President and Chief Executive Officer

                               Page 3 of 4 pages
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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number              Description
-------             -----------

99.1                The Registrant's Press Release
                    dated March 12, 2002.

                               Page 4 of 4 pages